UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 15, 2013

Date of report (Date of earliest event reported)

Integrated Device Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-12695	94-2669985
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6024 Silver Creek Valley Road, San Jose, California 95138

(Address of principal executive offices) (Zip Code)

(408) 284-8200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    On June 15, 2013, the compensation committee (the “Committee”) of the board of directors (the “Board”) of Integrated Device Technology, Inc. (the “Company”) approved the Company’s Fiscal 2014 Performance Equity Plan (the “Performance Equity Plan”), in which certain executive officers of the Company designated by the Board are eligible to participate. The Performance Equity Plan provides for the grant of performance stock units under the 2004 Equity Plan (the “Equity Plan”) that are earned based on the level of achievement of pre-established performance goals during a specified performance period.

The initial performance period under the Performance Equity Plan is the Company’s fiscal year 2014 and fiscal year 2015, for which performance goals related to the Company’s average non-GAAP operating margin measured over four consecutive quarters, and target percentage achievements of those performance goals, were established by the Committee.

The performance stock units will be earned on a quarterly basis, but no earlier than after the fourth quarter of the performance period, and based on achievement of the performance goals over each rolling, consecutive four quarter period within the performance period. The number of shares of Company common stock issuable upon vesting of the performance stock units is calculated based on the number of target performance stock units, the target percentage achievement and previously earned performance stock units as of the applicable vesting date.

The Committee will review and certify the achievement of the performance goal within thirty days following the Board’s review of the Company’s quarter-end financial statements following the end of each rolling, consecutive four quarter period within the performance period. Earned performance stock units will vest in two equal installments, with the first installment of vesting occurring on the fifteenth day of the last month of the quarter following the consecutive four quarter period for which the performance goal was measured or the next business day thereafter, and the second installment of vesting occurring on the first anniversary of the first vesting date or the next business day thereafter.

The Committee approved the following grants of performance stock units to the named executive officers listed in the table below for the fiscal year 2014 and fiscal year 2015 performance period.

Executive	Number of Target Performance Stock Units	Maximum Number of Performance Stock Units Authorized
Theodore L. Tewksbury III, Ph.D.	125,000	250,000
Richard D. Crowley, Jr.	45,000	90,000
Arman Naghavi	40,000	80,000

The foregoing description of the Performance Equity Plan is a summary and is qualified in its entirety by reference to the full text of the Performance Equity Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

10.1    Integrated Device Technology, Inc. Fiscal 2014 Performance Equity Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2013	INTEGRATED DEVICE TECHNOLOGY, INC.

	By:	/s/ Richard D. Crowley, Jr.

Richard D. Crowley, Jr.
Senior Vice President, Chief Financial Officer
(duly authorized officer)

Exhibit Index

Exhibit No.	Description

10.1	Integrated Device Technology, Inc. Fiscal 2014 Performance Equity Plan.